                             UNDERWRITING AGREEMENT
                             ----------------------



                                                              New York, New York
                                                        Dated the date set forth
                                                            in Schedule I hereto

To the Representatives named in
Schedule I hereto of the Underwriters
named in Schedule II hereto

Ladies and Gentlemen:

     ARCO Chemical Company, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of June 15, 1988, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented at the date of this Agreement. Each series of Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion provisions and any other variable terms established by or pursuant to the Indenture. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein shall each be deemed to refer to such firm or firms.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Securities under the Act and no stop order suspending the effectiveness of the registration statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company may have filed one or more amendments to the registration statement, and may have used a Preliminary Final Prospectus (as hereinafter defined),


                                  EXHIBIT 1.1
     each of which has previously been furnished to you. Such registration statement, as amended at the date of this Agreement and including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) (the "Rule 430A Information") or Rule 434(d) (the "Rule 434 Information") of the rules and regulations of the Commission under the Act, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) under the Act a final supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including incorporated documents, exhibits and financial statements, as amended and read together at the date of this Agreement, is hereinafter called the "Registration Statement" (in the event that more than one registration statement is referred to in Schedule I hereto, the term Registration Statement shall refer to all such registration statements); such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement or the Final Prospectus, as the case may be, and on or prior to the Closing Date (as hereinafter defined) and therefore deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be.

          (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when the Registration Statement became effective, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including any document incorporated by reference in such Registration Statement and the filing of the Company's most recent Annual Report on Form 10-K with the Commission), and at the Closing Date (as hereinafter defined), (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented and when read together with the other information in the Final Prospectus as of any such time, and the Indenture, as amended or supplemented as of any such time, did or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time and including the Rule 430A Information or Rule 434 Information, if any, deemed to be a part thereof, nor the Final Prospectus, as amended or supplemented as of any such time, did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee (the "Form T-1") or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus; for this purpose, the information set forth in each of the first paragraph following the table and footnotes thereto on page S-1 and under the caption "Underwriting" on page S-__ in the Final Prospectus shall constitute the only information furnished to the Company in writing by an Underwriter through the Representatives expressly for use in the Registration Statement in connection with the offer and sale of the Securities (the "Provided Information").

          (c) Except as otherwise stated in the Registration Statement and Final Prospectus (as such terms are defined in Section 1(a) to include incorporated documents, exhibits, financial statements, amendments, additional registration statements and prospectus supplements), since the respective dates of the Registration Statement and Final Prospectus, (i) there has been no material adverse change in the financial condition, earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") and (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction.

          (e) As of the date hereof, each of ARCO Chemie Nederland, Ltd., a Delaware corporation ("ACN"), ARCO Chemical Delaware Company, a Delaware corporation ("ACDC"), The Meadows Corporation, a Delaware corporation ("Meadows" and together with ACN and ACDC, the "Corporate Subsidiaries" and individually a "Corporate Subsidiary"), ARCO Chimie France SNC, a French partnership ("ACF"), POSM II Limited Partnership, L.P., a Delaware limited partnership ("POSM"), and ARCO Chemical Technology, L.P., a Delaware limited partnership ("ACT") is a "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries").
     Each Corporate Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the

     Registration Statement and the Final Prospectus, all of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Corporate Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Corporate Subsidiary. ACF owns or has valid rights to use, all items of real and personal property which are material to its business, free and clear of all liens, encumbrances and claims which may materially interfere with its financial condition, results of operations or business. POSM and ACT have been duly formed and are validly existing as limited partnerships under the Uniform Delaware Limited Partnership Act, with full partnership power and authority to own or lease their properties and conduct their business and are duly qualified or registered as foreign limited partnerships for the transaction of business under the laws of each jurisdiction in which their ownership or lease of property or the conduct of their business requires such qualifications, except where the failure to be so qualified or registered would not have a Material Adverse Effect. The Company, directly or indirectly, owns a 100% interest in ACF and ACT and a ____ % interest in POSM, in each case free and clear of any liens, encumbrances or claims which could produce a Material Adverse Effect.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The Indenture, as amended or supplemented at the date of this Agreement, has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, as amended or supplemented at the date of this Agreement, and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities (as defined below), will constitute legal, valid and binding obligations of the Company entitled to the benefits of the

     Indenture, as amended or supplemented at the date of this Agreement.

          (h) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement or the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters.

          (i) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation or By-Laws of the Company or the terms of any indenture or other material agreement or instrument to which the Company is a party or bound, or any order or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company.

          (j) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Final Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

     If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto, less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the office, on the date and at the time specified in
Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds to a bank account designated by the Company. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request at least one full business day in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 10:00 AM on the business day prior to the Closing Date.

     4.   Agreements.  The Company agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424(b) within the time period prescribed and will provide evidence to you of such filing. The Company will promptly advise the Representatives (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement shall have been filed or become effective, (iii) of the receipt of any comments from the Commission, (iv) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose,
(vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vii) of any change in the rating assigned by any nationally recognized statistical rating organization to the Securities of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Securities and (viii) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement (insofar as the Registration Statement relates to or covers the Underwriters' Securities) or the Final Prospectus, or which requires the making of a change in the Registration Statement or the Final Prospectus in order to make any material statement therein not misleading. The Company will use its best efforts to prevent the issuance of any stop order, as described in clause (v) of the third sentence of this paragraph (a), and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) The Company will make generally available to its securityholders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, an earnings statement (which need not be audited) of the Company and its subsidiaries, covering such 12-month period, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge upon request, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act or the Exchange Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

          (e) The Company will use reasonable efforts in cooperating with the Underwriters to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

          (f) The Company will pay all reasonable costs incident to the performance of its obligations hereunder, including the costs of the preparation, printing, delivering and filing of all documents relating to the offering; the preparation, issuance and delivery of the Securities, or any certificates for the Securities, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters; the costs of any filings, if any, with the National Association of Securities

Dealers, Inc. relating to the Securities; the fees paid to rating agencies in connection with the rating of the Securities; the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars); as well as the fees and disbursements of the Trustee; the fees and expenses incurred with respect to the listing of the Securities and the reasonable costs (including filing fees and fees and disbursements of counsel to the Underwriters) of qualifying the Securities as provided in paragraph (e) of this Section 4 and preparing memoranda relating thereto.
Except as provided in this paragraph (f) and in Section 6 hereof, the Underwriters shall pay all costs incident to the performance of their obligations hereunder, including the fees and disbursements of their counsel, any transfer taxes on any Securities sold by them and the expenses of advertising any offering of the Securities made by them.

          (g) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act.

          (h) The Company will from time to time timely update through the Closing Date its representations in Section 1(e) hereof to the extent required by additions to or deletions from its universe of significant subsidiaries (as defined in Rule 1-02 of Regulation S-X), which updating shall, for purposes hereof, constitute a revision to the definitions of "Corporate Subsidiaries" and "Subsidiaries".

     5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened and the Final Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b).

          (b) The Company shall have furnished to the Representatives the opinion of the General Counsel or an Associate General Counsel of the Company, dated the Closing Date, to the effect that:

                    (i) each of the Company and its Corporate Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction. POSM and ACT have been duly formed and are validly existing as limited partnerships under the Uniform Delaware Limited Partnership Act, with full partnership power and authority to own or lease their properties and conduct their business and are duly qualified or registered as foreign limited partnerships for the transaction of business under the laws of each jurisdiction in which their ownership or lease of property or the conduct of their business requires such qualifications, except where the failure to be so qualified or registered would not have a Material Adverse Effect;

                    (ii) all the outstanding shares of capital stock of each Corporate Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of such Corporate Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances. None of the outstanding shares of capital stock of any Corporate Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of each Corporate Subsidiary.
          The Company, directly or indirectly, owns a 100% interest in ACF and ACT and a ____ % interest in POSM which, to the knowledge of such counsel, after due inquiry, is in each case free and clear of any liens, encumbrances or claims which could produce a Material Adverse Effect;

                    (iii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on the New York Stock Exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed, or has undertaken to file, a preliminary listing application and all required supporting documents with respect to the Securities with the New York Stock Exchange, and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                    (iv) the Indenture, as amended or supplemented as of the Closing Date, has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, as amended or supplemented as of the Closing Date, and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, as amended or supplemented as of the Closing Date;

                    (v) the information in the Final Prospectus under "Description of Debt Securities" or any caption purporting to describe any such Securities and "Certain United States Federal Income Tax Considerations," in the Annual Report on Form 10-K under "Legal Proceedings," as updated in Part II, Item 1 of the succeeding Quarterly Reports on Form 10-Q, and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's Restated Certificate of Incorporation or By-laws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is accurate in all material respects.

                    (vi) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus; all descriptions in the Registration Statement of contracts and other documents, to which the Company or its subsidiaries are a party are accurate in all material respects, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                    (vii) the Registration Statement and any amendments thereto have become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement or any amendment thereof, as of the later of the time it became effective or the time of filing by the Company with the Commission of the latest subsequent amendment thereto or Annual Report on Form 10-K, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (viii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                    (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                    (x) the Company is not an "investment company" within the meaning of the 1940 Act; and

                    (xi) to the best knowledge of such counsel, the Company is not in violation of its Restated Certificate of Incorporation or By-laws.

                    (xii) neither the issue and sale of Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation or By-Laws of the Company or the terms of any material indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States and may rely (a) as to matters involving the application of laws of any jurisdiction other than the Federal law of the United States or the General Corporation Law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters or, if satisfactory to counsel for the Underwriters, upon his review of the laws of such jurisdictions; and (b) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

          (c) The Representatives shall have received from Drinker Biddle & Reath LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by a financial Senior Vice President or Vice President, the Treasurer or the Manager of Corporate Finance, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                 (iii) since the date of the most recent financial statements included in the Final Prospectus, there has been no Material Adverse Effect, except as set forth or contemplated in the Final Prospectus.

          (e) At the date of this Agreement, Coopers & Lybrand shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives, dated the date of this Agreement (or, with respect to matters involving changes or developments since the respective dates as of which specified information is given in the Final Prospectus, as of a date not more than three business days prior to the date of such letter or letters), of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72.

In addition, at the Closing Date, Coopers & Lybrand shall have furnished to the Representatives a letter or letters, dated as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than three business days prior to the date of such letter or letters), stating the conclusions and findings of such firm with respect to the financial information and other matters covered by the letter referred to in the first sentence of this paragraph (e) and confirming in all material respects the conclusions and findings set forth in such prior letter.

          (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business affairs or business prospects, financial condition or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, in the judgment of the Representatives, so materially impairs the investment quality of the Securities as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (g) Prior to the Closing Date, the Company shall have furnished to the Representatives and counsel for the Underwriters such further information, certificates, documents, and opinions (including tax opinions) as the Representatives or such counsel may reasonably request.

          (h) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          (i) At the Closing Date, the Securities shall have ratings accorded by Moody's Investors Service, Inc. or Standard & Poor's Corporation, and the Company shall have delivered to the Representatives a letter, dated as of such date, from each such rating organization, or other evidence reasonably satisfactory to the Representatives, confirming that the Securities have such ratings. Between the execution and delivery of this Agreement and the Closing Date, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

          (j) At the Closing Date, the Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the Final Prospectus.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing. Any such termination or cancellation shall be without liability of any party to any other party except to the extent provided in Sections 4(f), 6, 7 and 10 hereof.

     6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such loss, claim, damage, liability or action, and to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, provided that, subject to Section 7(d) below, any such settlement is effected with the written consent of the Company and; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein concerning the Provided Information or Form T-1 and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or expense purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to the Provided Information. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action by an indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but failure promptly to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a), representing the indemnified parties under paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employee counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 7 is due in accordance with its terms, but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses (including legal or other expenses reasonably incurred in connection with investigation or defending same) to which the Company and one or more of the Underwriters may be subject (i) in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other equitable considerations; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (e). The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Securities set forth opposite their respective names in Schedule II to this Agreement, and not joint. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but failure promptly to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this paragraph (e).

     8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) there has been, since the date hereof or since the respective dates as of which information is given in the Final Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange or, if trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been established, or maximum ranges for prices have been required, by either exchange or by such system by order of the Commission, the NASD or any other governmental authority,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or, if the Securities include Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries, (iii) there shall have occurred any material adverse change in the financial markets in the United States or, if the Securities include Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak or material escalation of hostilities or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities.

     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at ARCO Chemical Company, 3801 West Chester Pike, Newtown Square, Pennsylvania 19073-2387, to attention of the Treasurer.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws or principles thereof. Specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return the enclosed duplicate hereof, whereupon this letter, along with all counterparts, and your acceptance shall represent a binding agreement between the Company and the Representatives.

                                            Very truly yours,



                                            ARCO CHEMICAL COMPANY


                                            By:
                                               -----------------------------
The foregoing Agreement is hereby
confirmed and accepted as of the
date specified in Schedule I hereto.


By:
   -----------------------------
   Title:

By:
   -----------------------------
   Title:

For themselves and the other several Underwriters, if any, named in Schedule II to the foregoing
Agreement.


                                  SCHEDULE I


Underwriting Agreement dated

Registration Statement No. 333-27099

Representatives:



Title, Purchase Price and Description of Securities:

     Title:

     Principal Amount:   $

     Purchase Price:

     Sinking fund provisions:
     Redemption provisions:
     Other provisions:   As set forth in Prospectus Supplement dated



Closing Date, Time and Location:



Delayed Delivery Arrangements:

                                  SCHEDULE II


Underwriter                                                           Amount
-----------                                                           ------
                                                                      $




                                                                      ------
Total ..............................................................  $
                                                                      ======


                                 SCHEDULE III

                           Delayed Delivery Contract


                                                                          , 1997

[Insert name and address of
lead representative]

Dear Sirs:

     The undersigned hereby agrees to purchase from ARCO Chemical Company (the
"Company"), and the Company agrees to sell to the undersigned, on              ,
19 (the "Delivery Date"), $            principal amount of the Company's
(the "Securities") offered by the Company's   (the "Securities") offered by the
Company's Prospectus dated                    , 19  , and related Prospectus
Supplement dated                , 19  , receipt of a copy of which is hereby
acknowledged, at a purchase price of    % of the principal amount thereof, plus
[accrued interest] [amortization of original issue discount], if any, thereon
from               , 19  , to the date of payment and delivery, and on the
further terms and conditions set forth in this contract.

     Payment for the Securities to be purchased by the undersigned shall be made on or before [____], New York City time on the Delivery Date to or upon the order of the Company by wire transfer of immediately available funds to a bank account designated by the Company, upon delivery to The Depository Trust Company ("DTC") of the Securities in definitive fully registered form registered in the name of DTC or its nominee and in such authorized denominations as the undersigned may request by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date. If no request is received, the Securities will be issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that
(1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the

"Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

                                            Very truly yours,


                                            -----------------------------------
                                            (Name of Purchaser)


                                            By:
                                               ---------------------------------
                                            (Signature and Title of Officer)


                                            ------------------------------------
                                            (Address)


Accepted:

ARCO Chemical Company,


By:
   -----------------------
(Authorized Signature)